UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 12, 2006


                             ACTIVANT SOLUTIONS INC.
               (Exact name of Registrant as specified in charter)


          Delaware                    333-49389                 94-2160013
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
     of incorporation)                                      identification no.)


        804 Las Cimas Parkway
            Austin, Texas                                        78746
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (512) 328-2300

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              _____________________

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 13, 2006, (a) Activant Solutions Inc. (the "Company") entered into (i) the Fourth Supplemental Indenture to the Indenture, dated as of June 27, 2003, among the Company, the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee (the "10 1/2% Indenture"), governing its 10 1/2% Senior Notes due 2011 (the "10 1/2% Notes") and (ii) the Fourth Supplemental Indenture to the Indenture, dated as of March 30, 2005, among the Company, the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee (the "10 1/2% Indenture"), governing its Floating Rate Senior Notes due 2010 (the "Floating Rate Notes") and (b) Activant Solutions Holdings Inc. ("ASHI"), the Company's parent, entered into the First Supplemental Indenture to the Indenture, dated as of October 17, 2005, between ASHI and Wells Fargo Bank, National Association, as Trustee (together with the 10 1/2% Indenture and the Floating Rate Indenture, the "Indentures"), governing its Senior Floating Rate PIK Notes due 2011 (together with the 10 1/2% Notes and the Floating Rate Notes, the "Notes").

         The supplemental indentures were entered into in connection with the tender offers and related consent solicitations with respect to the Notes, each of which was commenced on March 30, 2006, following receipt by the Company and ASHI of the requisite tenders and consents from holders of a majority in aggregate principal amount of each of the Notes as of 5:00 p.m., New York City time on Wednesday, April 12, 2006.

         The supplemental indentures, when operative, will amend the Indentures to eliminate substantially all of the restrictive covenants contained in the Notes and related Indentures (except for certain covenants related to payment of interest, payment of principal, asset sales, change of control and other repurchase offers and certain other covenants) and also eliminate certain events of default, certain covenants relating to mergers and certain conditions to legal defeasance and covenant defeasance, as well as modify or eliminate certain other provisions contained in the Notes and related Indentures. The amendments to the Indentures will not become operative until immediately prior to the previously announced merger of ASHI with an affiliate of Hellman & Friedman LLC and Thoma Cressey Equity Partners, Inc. (the "Merger"), provided that all validly tendered Notes are accepted for purchase pursuant to the tender offers upon consummation of the Merger. After the amendments to the Indentures become operative, Notes that are not purchased in the tender offers will remain outstanding and will be subject to the terms of the Indenture governing such Notes, as modified by the applicable supplemental indenture.

         The foregoing descriptions of the supplemental indentures and the amendments contained therein do not purport to be complete and are qualified in their entirety by reference to the supplemental indentures, copies of which are attached hereto as Exhibits 4.1, 4.2 and 4.3.

ITEM 3.03.   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         The information set forth in Item 1.01 is incorporated by reference herein as such information relates to the 10 1/2% Notes.

ITEM 7.01.   REGULATION FD DISCLOSURE.

         On April 12, 2006, ASHI and the Company issued a joint press release announcing that, as of 5:00 p.m., New York City time on Wednesday, April 12, 2006, ASHI and the Company, as applicable, had received the requisite tenders and consents from holders of a majority in aggregate principal amount of each of the Notes in connection with the tender offers and related consent solicitations with respect to the Notes, each of which was commenced on March 30, 2006. A copy of the joint press release is attached hereto as Exhibit 99.1.

         The information contained in this Item 7.01 is furnished in accordance with Regulation FD and shall not be deemed to be "filed" with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing. The furnishing of the information contained in this Item 7.01 is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         4.1 Fourth Supplemental Indenture, dated as of April 13, 2006, among Activant Solutions Inc., the Guarantors party thereto and Wells Fargo Bank, National Association relating to Activant Solutions Inc.'s 10 1/2% Senior Notes due 2011.

         4.2 Fourth Supplemental Indenture, dated as of April 13, 2006, among Activant Solutions Inc., the Guarantors party thereto and Wells Fargo Bank, National Association relating to Activant Solutions Inc.'s Floating Rate Senior Notes due 2010.

         4.3 First Supplemental Indenture, dated as of April 13, 2006, between Activant Solutions Holdings Inc. and Wells Fargo Bank, National Association relating to Activant Solutions Holdings Inc.'s Senior Floating Rate PIK Notes due 2011.

         4.4 Indenture, dated as of October 17, 2005, between Activant Solutions Holdings Inc. and Wells Fargo Bank, National Association (incorporated herein by reference to Exhibit 4.10 to ASHI's Amendment No. 1 to the Registration Statement on Form S-1 (Registration No. 333-125438) filed on November 14,
                  2005).

         99.1     Joint Press Release dated April 12, 2006.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ACTIVANT SOLUTIONS INC.

Date: April 14, 2006               By:     /s/ Greg Petersen
                                           -------------------------------------
                                   Name:   Greg Petersen
                                   Title:  Executive Vice President and Chief
                                           Financial Officer

                                 EXHIBIT INDEX

       Exhibit                            Description
       -------                            -----------

         4.1 Fourth Supplemental Indenture, dated as of April 13, 2006, among Activant Solutions Inc., the Guarantors party thereto and Wells Fargo Bank, National Association relating to Activant Solutions Inc.'s 10 1/2% Senior Notes due 2011.

         4.2 Fourth Supplemental Indenture, dated as of April 13, 2006, among Activant Solutions Inc., the Guarantors party thereto and Wells Fargo Bank, National Association relating to Activant Solutions Inc.'s Floating Rate Senior Notes due 2010.

         4.3 First Supplemental Indenture, dated as of April 13, 2006, between Activant Solutions Holdings Inc. and Wells Fargo Bank, National Association relating to Activant Solutions Holdings Inc.'s Senior Floating Rate PIK Notes due 2011.

         4.4 Indenture, dated as of October 17, 2005, between Activant Solutions Holdings Inc. and Wells Fargo Bank, National Association (incorporated herein by reference to Exhibit 4.10 to ASHI's Amendment No. 1 to the Registration Statement on Form S-1 (Registration No. 333-125438) filed on November 14,
                  2005).

         99.1     Joint Press Release dated April 12, 2006.